2Q 2022 Investor Update August 1, 2022

PROPRIETARY AND CONFIDENTIAL 22Q 2022 Investor Update Introduction Robert G. Burrows Vice President, Investor Relations Officer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, certain future financial metrics and related projections and statements regarding our ability to meet such projections in the anticipated timeframe, if at all, and more specifically, statements regarding our 2022 anthrax vaccine revenues and the timing of expected deliveries of AV7909, 2022 ACAM2000 revenues and the timing of related deliveries, 2022 nasal naloxone product revenues and the impact of the generic market on NARCAN Nasal Spray and anticipated financial benefits from our financial interest in the authorized generic launched by Sandoz; 2022 other products and contracts and grants revenues and continued procurement of other products not highlighted on a standalone basis, the continuation of stable base revenues from certain multi-year MCM procurement contracts; the continued demand for naloxone products in the U.S. and Canada, pipeline progress across our R&D portfolio and ongoing advancement of the CHIKV VLP Phase 3 clinical trial, the safety and efficacy of SIAN, the anticipated level of and benefits to be derived from future capital expenditures, including capacity expansion in our CDMO program and Bayview facility modifications, future Johnson & Johnson COVID-19 vaccine requirements and guidance; future CDMO business opportunities and long-term potential of the Services segment, other long-term growth potential or durability of our businesses, and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company’s outlook, financial performance or financial condition, financial and operation goals, strategic goals, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statements speak only as of the date of the earnings press release and investor presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the availability of U.S. government funding for contracts related to procurement of our medical countermeasures, including AV7909, BioThrax and ACAM2000, among others, as well as contracts related to development of medical countermeasures, our ability to meet our commitments to continued quality and manufacturing compliance at our manufacturing facilities and the potential impact on our ability to continue production of bulk drug substance for Johnson & Johnson’s COVID-19 vaccine, the impact of a generic marketplace on NARCAN Nasal Spray and future NARCAN Nasal Spray sales, our ability to perform under our contracts with the U.S. government, including the timing of and specifications relating to deliveries, whether we will realize the full benefit of our investments in additional manufacturing and quality control systems, our ability to provide CDMO services for the development and/or manufacture of product candidates of our customers at required levels and on required timelines, our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations, our ability to obtain and maintain regulatory approvals for our product candidates and the timing of any such approvals, changes to U.S. government priorities for the strategic national stockpile, our ability to negotiate additional U.S. government procurement or follow-on contracts for our public health threat products that have expired or will be expiring, our ability to negotiate new CDMO contracts and the negotiation of further commitments or contracts related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing CDMO contracts, the outcomes associated with pending shareholder litigation and government investigations and their potential impact on our business, our ability to comply with the operating and financial covenants required by our senior secured credit facilities and our 3.875% Senior Unsecured Notes due 2028, procurement by U.S. government entities under regulatory exemptions prior to approval by the FDA and corresponding procurement by government entities outside of the United States under regulatory exemptions prior to approval by the corresponding regulatory authorities in the applicable country, the ongoing impact of the COVID-19 pandemic on our markets, operations and employees as well as those of our customers and suppliers, the impact on our revenues from and duration of declines in sales of our vaccine products that target travelers due to the reduction of international travel caused by the COVID-19 pandemic, our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria, the success of our commercialization, marketing and manufacturing capabilities and strategy, and the accuracy of our estimates regarding future revenues, expenses and capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. Trademarks Emergent,® BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F and G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), Vivotif® (Typhoid Vaccine Live Oral Ty21a), Vaxchora® (Cholera Vaccine, Live, Oral), NARCAN® (naloxone HCI) Nasal Spray and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. Safe Harbor Statement/Trademarks 32Q 2022 Investor Update

This presentation contains four financial measures – Adjusted Net Income (Loss), Adjusted Net Income (Loss) Per Diluted Share, Adjusted EBITDA (Earnings Before Interest, Taxes, and Depreciation and Amortization), and Adjusted Gross Margin – all of which are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income (Loss) reflects net income excluding the impact of certain non-cash, one-time or non-recurring expenses. Adjusted Net Income (Loss) Per Diluted Share is defined as Adjusted Net Income (Loss) divided by diluted shares outstanding. Adjusted EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and income taxes, excluding specified items that can be highly variable and the non-cash impact of certain accounting adjustments. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure may provide a more complete understanding of factors and trends affecting the Company’s business. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com. Non-GAAP Financial Measures 42Q 2022 Investor Update

Agenda 52Q 2022 Investor Update INTRODUCTION Q&A • Bob Kramer, CEO • Rich Lindahl, CFO • Adam Havey, COO • Atul Saran, Chief Strategy and Development Officer Financial Results: -- 2Q22 vs. 2Q21 • Rich Lindahl, CFO State of the Company: 2Q22 Review • Bob Kramer, CEO Financial Forecast: -- FY2022 • Rich Lindahl, CFO

PROPRIETARY AND CONFIDENTIAL2Q 2022 Investor Update State of the Company Bob Kramer President and Chief Executive Officer 6

Key Themes for Second Quarter 2022 72Q 2022 Investor Update STATE OF THE COMPANY • Core medical countermeasures business remains a cornerstone of our strategy and a steady, proven contributor to revenue and profitability • Relationship with the US government is strong and growing • Opioid overdose epidemic remains serious public health threat; nasal naloxone franchise continues to deliver and have an impact on patients and customers • CDMO business re-baselining continues • Making measurable progress on R&D, particularly late-stage programs (AV7909 and CHIKV VLP) • Doubling down on strengthening our culture of quality and compliance to ensure meeting all regulatory requirements for our own products and those of our clients across all of our manufacturing sites

PROPRIETARY AND CONFIDENTIAL 82Q 2022 Investor Update Financials Richard S. Lindahl Executive Vice President and Chief Financial Officer

FINANCIAL RESULTS

EMERGENT

2Q22 Summary Points

MCM Products

- Core foundation of overall business
- On track through 1H22
- M&A/partnering transactions for TEMBEXA and Ebanga[1] have potential to expand portfolio

Commercial Products

- Meaningful impact to patients in opioid crisis
- Solid financial outcomes reflect increasing market demand in US PIP and Canada
- Expect increased competition

CDMO

- Continued re-baselining
- Transitioning to post-COVID environment
- Janssen wind-down
- Continued investments in quality and compliance upgrades

Second Quarter Performance Demonstrates Importance of Revenue Diversification and Durability of Business Model

1. In collaboration with Ridgeback Biotherapeutics.

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FINANCIAL RESULTS

Key Financial Performance Metrics 2Q22 vs. 2Q21

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


2Q21
2Q22
$397.5
$242.7
2Q21
2Q22
Total Revenues
$49.5
$(28.8)
2Q21
2Q22
Adjusted EBITDA[1]
$18.0
$(42.8)
2Q21
2Q22
Adjusted Net Income (Loss)[1]
$0.33
$(0.86)
2Q21
2Q22
Adjusted Net Income (Loss) Per Diluted Share[1]

1. See the Appendix for a definition of non-GAAP terms and reconciliation tables.

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2 Q 2 1 Key Financial Performance Metrics 2Q22 vs. 2Q21 112Q 2022 Investor Update R&D SG&A Adjusted Gross Margin2Gross Margin2 1. Reflects absolute value for the indicated period expressed as a percentage of total revenues for the indicated period. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables $48.9 $49.8 FINANCIAL RESULTS $91.2 $81.1 39% 28% ( $ I N M I LLI O N S , E XC E PT PE R S H A R E A M O U N T S ) 2 Q 2 2 39% 28% 2Q21 2Q22 2Q21 2Q22 2Q21 2Q22 2Q21 2Q22 12%1 21%1 23%1 33%1

FINANCIAL RESULTS

CDMO Metrics Trends


Customers[1]
67
71
70
71
70
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22


New Business Secured[2]
($ Millions)
$53
$118
$54
$34
$16
Re-baselining
2Q21
3Q21
4Q21
1Q22
2Q22

1. Customers is defined as a client (commercial, government, NGO) for whom the Company has performed CDMO services where there is evidence of meeting all of the following criteria: i) completion of any invoiceable project milestones in the preceding 24- month period, indicating ongoing work; ii) secured project work planned in the future, which has not yet been invoiced, capturing future work not yet indicated in the invoice record; and, iii) neither the Company nor the client having yet to formally terminate the last remaining project, thereby removing any client for whom work has fully concluded.
2. New Business Secured is defined as initial value of contracts secured as well as incremental value of existing contracts modified within the indicated period.

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2 Q 2 1 Segment Reporting 2Q22 vs. 2Q211 132Q 2022 Investor Update Revenue Adjusted Gross Margin $ Adjusted Gross Margin % Adjusted Gross Margin $ Adjusted Gross Margin % Revenue 1. For additional detail related to the method and specific inputs by which both revenue and adjusted gross margin are calculated, please refer to the table in the section entitled “Additional Financial Information” found in the press release issued by the Company on August 1, 2022. $181.2 $237.2 FINANCIAL RESULTS $100.6 $147.5 ( $ I N M I LLI O N S ) 2 Q 2 2 2Q21 2Q22 2Q21 2Q22 2Q21 2Q22 2Q21 2Q22 PRODUCTS SEGMENT SERVICES SEGMENT 56% 62% $190.9 $0.0 $44.3 23% $(80.6) NA$(1.8)

EMERGENT

FINANCIAL RESULTS

Balance Sheet & Cash Flow Metrics

($ IN MILLIONS)

As of June 30, 2022	
CASH	$358.1
ACCOUNTS RECEIVABLE	$175.0
NET DEBT POSITION[1,2]	$474.6
NET LEVERAGE RATIO[1,3]	1.3x

For the Three Months Ended June 30, 2022	
OPERATING CASH FLOW	$(15.6)
CAPITAL EXPENDITURES	$32.1

SHARE REPURCHASE

Repurchased 0.7M shares for $23.3M, under Board authorized $250M share repurchase program; to-date aggregate repurchase of 4.4M shares for $187.9M since initiation in November 2021

1. Debt amount indicated on the Company's balance sheet is net of unamortized debt issuance costs of $7.5M.
2. Net Debt is calculated as Total Debt minus Cash.
3. Net Leverage Ratio is calculated as Net Debt divided by trailing twelve months Adjusted EBITDA ($475.0M /$352.2M).

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2022 Forecast – Updated 152Q 2022 Investor Update FINANCIAL RESULTS ( $ I N M I LLI O N S ) Metric Updated Forecast Previous Forecast (04/28/22) Total Revenues1 $1,150 - $1,250 N/A -- Anthrax Vaccines -- ACAM2000 -- Nasal Naloxone Products -- Other Products + C&G -- CDMO $280 - $300 $225 - $250 $300 - $340 $235 - $240 $105 - $125 $280 - $300 $190 - $210 $240 - $310 $200 - $260 N/A Adjusted EBITDA2 $80 - $120 N/A Adjusted Net Income (Loss)2 $(15) - $10 N/A Adjusted Gross Margin2 41% - 45% N/A 3Q22 Total Revenues $230 - $270 1. All financial information incorporated within this presentation is unaudited. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables.

2022 Forecast – Key Assumptions 162Q 2022 Investor Update FINANCIAL RESULTS • Anthrax vaccines at similar levels to 2021 • ACAM2000 assumes next USG contract option exercise in second half • Nasal naloxone revenues reflect increasing competition from generic entrants • CDMO revenues reflect continued transition to non-COVID work • CDMO revenues exclude further contribution from Janssen • Does not include impact of TEMBEXA acquisition, currently anticipated to close in 3Q22

Performance highlights strength and durability of diversified products and services business Key Takeaways 172Q 2022 Investor Update FINANCIAL RESULTS Significant opportunity being realized in core MCM and growing Commercial products segment Long-term potential remains for CDMO offering given our capacity and capabilities Investing to strengthen quality and compliance across entire site network Prudently allocating capital to M&A/partnering transactions and other investments while maintaining strong financial position

PROPRIETARY AND CONFIDENTIAL 182Q 2022 Investor Update Q&A

192Q 2022 Investor Update Appendix

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) – 2Q22 vs. 2Q21 202Q 2022 Investor Update APPENDIX ( $ I N M I L L I O N S , E X C E P T P E R S H A R E A M O U N T S ) T H R E E M O N T H S E N D E D J U N E 3 0 , 2 0 2 2 2 0 2 1 S O U R C E Net income (loss) $(56.4) $4.6 Adjustments: Non-cash amortization charges 14.9 16.1 Intangible Asset Amortization, Other Income Changes in fair value of contingent consideration 1.3 0.6 Product COGS Acquisition-related costs (transaction & integration) 0.8 0.1 SG&A Tax effect (3.4) (3.4) Total adjustments: $13.6 $13.4 Adjusted net income (loss) $(42.8) $18.0 Adjusted net income (loss) per diluted share $(0.86) $0.33

EMERGENT

APPENDIX

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) – 2022 Updated Forecast

($ IN MILLIONS)	FULL YEAR FORECAST 2022F	SOURCE
Net income (loss)	**$(69)-$(44)**	
Adjustments:		
+ Non-cash amortization charges	**61**	Intangible Asset Amortization, Other Income
+ Changes in fair value of contingent consideration	**3**	COGS
+ Acquisition-related costs (transaction & integration)	**3**	SG&A
Tax effect	**(13)**	
Total adjustments:	**$54**	
Adjusted net income (loss)	**$(15)-$10**	

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Reconciliation of Net Income (Loss) to Adjusted EBITDA – 2Q22 vs. 2Q21 222Q 2022 Investor Update APPENDIX ( $ I N M I L L I O N S ) T H R E E M O N T H S E N D E D J U N E 3 0 , 2 0 2 2 2 0 2 1 Net income (loss) $(56.4) $4.6 Adjustments: Depreciation & amortization 44.5 33.2 Income taxes (26.4) 2.6 Total interest expense, net 7.4 8.4 Changes in fair value of contingent consideration 1.3 0.6 Acquisition-related costs (transaction & integration) 0.8 0.1 Total adjustments: $27.6 $44.9 Adjusted EBITDA $(28.8) $49.5

APPENDIX

Reconciliation of Net Income (Loss) to Adjusted EBITDA – 2022 Updated Forecast

($ IN MILLIONS)	FULL YEAR FORECAST 2022F
Net income (loss)	**$(69)-$(44)**
Adjustments:	
+ Depreciation & amortization	145
+ Income taxes	(33)-(18)
+ Total interest expense, net	32
+ Changes in fair value of contingent consideration	3
+ Acquisition-related costs (transaction & integration)	3
Total adjustments	**$149-$164**
Adjusted EBITDA	**$80-$120**

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Reconciliation of Gross Margin and Adjusted Gross Margin – 2Q22 vs. 2Q21 242Q 2022 Investor Update APPENDIX ( $ I N M I L L I O N S ) T H R E E M O N T H S E N D E D J U N E 3 0 , 2 0 2 2 2 0 2 1 Total revenues $242.7 $397.5 Contracts and grants revenues (7.3) (25.4) Adjusted revenues $235.4 $372.1 Cost of product sales 91.0 81.2 Cost of contract development and manufacturing services 78.8 146.6 Cost of product sales and cost of contract development and manufacturing services (COGS) 169.8 227.8 Less: Changes in fair value of contingent consideration 1.3 0.6 Adjusted COGS $168.5 $227.2 Gross margin (adjusted revenues minus COGS) $65.6 $144.3 Gross margin % (gross margin divided by adjusted revenues) 28% 39% Adjusted gross margin (adjusted revenues minus adjusted COGS) $66.9 $144.9 Adjusted gross margin % (adjusted gross margin divided by adjusted revenues) 28% 39%

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